SECOND SUPPLEMENT TO REVOLVING CREDIT LOAN AGREEMENT

      This Second Supplement to the Revolving Credit Loan Agreement is dated as of the date set forth below between AGRICULTURAL PRODUCTION CREDIT ASSOCIATION, a federally chartered production credit association, organized and operating under the Farm Credit Act of 1971, as amended, with its principal place of business at 3210 WNW Loop 323, Tyler, Texas (hereinafter referred to as "Lender"), and PILGRIM'S PRIDE CORPORATION, a Delaware corporation authorized to do business in the state of Texas, with its principal place of business at 110 S. Texas, Pittsburg, Texas (hereinafter referred to as "Borrower").

                                   RECITALS

      WHEREAS, Borrower executed the Revolving Credit Loan Agreement, dated March 27, 1995, which agreement provided Borrower with a revolving credit facility under the terms and conditions set forth therein, and which agreement was modified by the First Supplement to Revolving Credit Loan Agreement dated July 6, 1995 (such documents being collectively referred to herein as the "Agreement"); and

      WHEREAS, Borrower, Guarantor, and Lender desire to amend certain material provisions of the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Agreement, the parties agree as follows:

      1.    CAPITALIZED  TERMS.    When  used  in  this  Second  Supplement  to
Revolving Credit Loan Agreement, all capitalized terms shall have the same meanings and definitions set forth in the Agreement.

      2. PURPOSE. Borrower and Guarantor each acknowledge that all terms and provisions of the Agreement and the Loan Documents shall be and remain in full force and effect as therein written, except as otherwise expressly provided herein. Nothing herein shall operate to release Borrower or Guarantor from any liability to keep or perform all of the terms, conditions, obligations and agreements contained in the Agreement and in the Loan Documents, except as herein expressly modified.

      3.    MODIFICATIONS.  The Agreement is hereby modified as follows:

            (a)  Section 7.01 of the Agreement is amended to read as follow:

            7.01.  LEVERAGE RATIO.   Borrower  shall  not  permit  its Leverage
            Ratio at the end of any Fiscal Quarter from the date of this Agreement through and including the Fiscal Quarter ending March 31, 1996 to exceed 0.675: 1.00. Borrower shall not permit its Leverage Ratio at the end of any Fiscal Quarter following April 1, 1996 through and including the Fiscal Quarter ending December 31, 1997 to exceed 0.700: 1.00. Thereafter, Borrower shall not permit its Leverage Ratio at the end of any succeeding Fiscal Quarter to exceed 0.675: 1.00.

      4. SUCCESSORS AND ASSIGNS. This Second Supplement to Revolving Credit Loan Agreement shall be binding upon and inure to the benefit of Borrower, Guarantor and Lender and their respective Affiliates, successors, permitted assigns, heirs and legal representatives.

      5. ENTIRE AGREEMENT. This Second Supplement to Revolving Credit Loan Agreement represents all agreed modifications to the Agreement and supersedes all prior written and oral negotiations and/or agreements pertaining to the modifications set forth herein.

      6. COUNTERPARTS. This Second Supplement to Revolving Credit Loan Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Second Supplement to Revolving Credit Loan Agreement.

      THIS SECOND SUPPLEMENT TO REVOLVING CREDIT LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THIS MODIFICATION OF THE REVOLVING CREDIT LOAN AGREEMENT, DATED MARCH 27, 1995, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Executed this the 28th day of June 1996.


Agricultural Production             Pilgrim's Pride Corporation
Credit Association

By:______________________________ By:______________________________
Name: Stephen R. Ogletree           Name: Lonnie "Bo" Pilgrim
Title: President                          Title: Chief Executive Officer

                                          Attest:


                                          __________________________________
                                          Name:  Cliff Butler
                                          Title: Chief Financial Officer


                                          Guarantors:


                                          __________________________________
                                          Lonnie "Bo" Pilgrim



                                          __________________________________
                                          Patty Redding Pilgrim